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                                                                   EXHIBIT 99.1

          CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

   This joint proxy statement/prospectus and the documents incorporated by reference into this joint proxy statement/prospectus contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions, that, if they never materialize or prove incorrect, could cause the results of HP and its consolidated subsidiaries, on the one hand, or Compaq and its consolidated subsidiaries, on the other, to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include projections of earnings, revenues, synergies, accretion or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings, approvals and the closing relating to the merger; any statements concerning proposed new products, services, developments or industry rankings; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the challenge of managing asset levels, including inventory; the difficulty of keeping expense growth at modest levels while increasing revenues; the assumption of maintaining revenues on a combined company basis following the merger; and other risks and uncertainties described in the section entitled "Risk Factors" which follows on the next page and in the documents that are incorporated by reference into this joint proxy statement/prospectus.

   If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, results of HP and Compaq could differ materially from the expectations in these statements. HP and Compaq are not under any obligation and do not intend to update their respective forward-looking statements.

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                                 RISK FACTORS

   HP and Compaq will operate as a combined company in a market environment that cannot be predicted and that involves significant risks, many of which will be beyond its control. In addition to the other information contained in, or incorporated by reference into, this joint proxy statement/prospectus, you should carefully consider the risks described below before deciding how to vote your shares. Additional risks and uncertainties not presently known to HP and Compaq or that are not currently believed to be important to you also may adversely affect the merger and HP and Compaq as a combined company.

   Although HP and Compaq expect that the merger will result in benefits to the combined company, the combined company may not realize those benefits because of integration and other challenges.

   The failure of the combined company to meet the challenges involved in integrating the operations of HP and Compaq successfully or otherwise to realize any of the anticipated benefits of the merger, including anticipated cost savings described in this joint proxy statement/prospectus, could seriously harm the results of operations of the combined company. Realizing the benefits of the merger will depend in part on the integration of technology, operations, and personnel. The integration of the companies is a complex, time-consuming and expensive process that, without proper planning and implementation, could significantly disrupt the businesses of HP and Compaq. The challenges involved in this integration include the following:

    . demonstrating to the customers of HP and to the customers of Compaq that the merger will not result in adverse changes in client service standards or business focus and helping customers conduct business easily with the combined company;

    . consolidating and rationalizing corporate IT and administrative infrastructures;

    .  consolidating manufacturing operations;

    .  combining product offerings;

    . coordinating sales and marketing efforts to effectively communicate the capabilities of the combined company;

    . coordinating and rationalizing research and development activities to enhance introduction of new products and technologies with reduced cost;

    . preserving distribution, marketing or other important relationships of both HP and Compaq and resolving potential conflicts that may arise;

    . minimizing the diversion of management attention from ongoing business concerns;

    . persuading employees that the business cultures of HP and Compaq are compatible, maintaining employee morale and retaining key employees; and

    . coordinating and combining overseas operations, relationships and facilities, which may be subject to additional constraints imposed by local laws and regulations.

   The combined company may not successfully integrate the operations of HP and Compaq in a timely manner, or at all, and the combined company may not realize the anticipated benefits or synergies of the merger to the extent, or in the timeframe, anticipated. The anticipated benefits and synergies relate to cost savings associated with anticipated restructurings and other operational efficiencies, greater economies of scale and revenue enhancement opportunities. However, these anticipated benefits and synergies are based on projections and assumptions, not actual experience, and assume a successful integration. In addition to the integration risks discussed above, the combined company's ability to realize these benefits and synergies could be adversely impacted by practical or legal constraints on its ability to combine operations or implement workforce reductions.

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   Compaq shareowners will receive a fixed ratio of 0.6325 of a share of HP common stock for each share of Compaq common stock regardless of any changes in market value of Compaq common stock or HP common stock before the completion of the merger.

   Upon completion of the merger, each share of Compaq common stock will be converted into the right to receive 0.6325 of a share of HP common stock. The market values of HP common stock and Compaq common stock have varied since HP and Compaq entered into the merger agreement and will continue to vary in the future due to changes in the business, operations or prospects of HP and Compaq, market assessments of the merger, regulatory considerations, market and economic considerations, and other factors. The dollar value of HP common stock that Compaq shareowners will receive upon completion of the merger will depend on the market value of HP common stock at the time of completion of the merger, which may be different from, and lower than, the closing price of HP common stock on the last full trading day preceding public announcement that HP and Compaq entered into the merger agreement, the last full trading day prior to the date of this joint proxy statement/prospectus or the date of the special meetings. Moreover, completion of the merger may occur some time after shareowner approval has been obtained. There will be no adjustment to the exchange ratio (except for adjustments to reflect the effect of any stock split or other recapitalization of HP common stock or Compaq common stock), and the parties do not have a right to terminate the merger agreement, based upon changes in the market price of either HP common stock or Compaq common stock.

   Some of the directors and executive officers of HP and Compaq have interests and arrangements that could have affected their decision to support or approve the merger.

   The interests of some of the directors and executive officers of HP and Compaq in the merger and their participation in arrangements that are different from, or are in addition to, those of HP and Compaq shareowners generally could have affected their decision to support or approve the merger. These interests include severance arrangements, retention bonuses contingent upon the completion of the merger, employment agreements that are being negotiated in connection with the merger and the acceleration of vesting of certain stock options and restricted stock in connection with the merger. As a result, these directors and officers may be more likely to recommend the proposals relating to the merger than if they did not have these interests. Please see the section entitled "Interests of HP and Compaq Directors and Executive Officers in the Merger" beginning on page 64 of this joint proxy statement/prospectus.

   HP and Compaq may be unable to obtain the regulatory approvals required to complete the merger or, in order to do so, the combined company may be required to comply with material restrictions or conditions.

   The merger is subject to review by the United States Federal Trade Commission under the Hart-Scott-Rodino Improvements Act of 1976, by the European Commission under Council Regulation No. 4064/89 of the European Community, and by the Canadian Competition Bureau under the Competition Act (Canada). Under each of these statutes, HP and Compaq are required to make pre-merger notification filings and to await the expiration or early termination of statutory waiting periods and clearance prior to completing the merger. Each of HP and Compaq received a request for additional information and other documentary material from the Federal Trade Commission under the Hart-Scott-Rodino Act in connection with the merger. This request effectively extends the waiting period for the merger under the Hart-Scott-Rodino Act. In practice, complying with a request for additional information or material under the Hart-Scott-Rodino Act can take a significant amount of time. The merger also may be subject to review by the governmental authorities of various other jurisdictions under the antitrust laws of those jurisdictions. HP and Compaq have not yet obtained any of the governmental or regulatory approvals required to complete the merger.

   The reviewing authorities may not permit the merger at all or may impose restrictions or conditions on the merger that may seriously harm the combined company if the merger is completed. These conditions could include a complete or partial license, divestiture, spin-off or the holding separate of assets or businesses. Either HP or Compaq may refuse to complete the merger if restrictions or conditions are required by governmental authorities that would materially adversely impact the combined company's results of operations or the benefits anticipated to be derived by the combined company. Any delay in the completion of the merger could diminish the anticipated benefits of the merger or result in additional transaction costs, loss of revenue or other effects associated with uncertainty about the transaction.

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   HP and Compaq also may agree to restrictions or conditions imposed by antitrust authorities in order to obtain regulatory approval, and these restrictions or conditions could harm the combined company's operations. No additional shareowner approval is expected to be required or sought for any decision by HP or Compaq, after the special meeting of Compaq shareowners and the special meeting of HP shareowners, to agree to any terms and conditions necessary to resolve any regulatory objections to the merger, and shareowner approval will not be sought unless the shareowner approval is required to approve such terms and conditions under applicable law.

   In addition, during or after the statutory waiting periods, and even after completion of the merger, governmental authorities could seek to block or challenge the merger as they deem necessary or desirable in the public interest. In addition, in some jurisdictions, a competitor, customer or other third party could initiate a private action under the antitrust laws challenging or seeking to enjoin the merger, before or after it is completed. HP, Compaq or the combined company may not prevail, or may incur significant costs, in defending or settling any action under the antitrust laws.

   The stock prices and businesses of HP and Compaq may be adversely affected if the merger is not completed.

   If the merger is not completed, the price of HP common stock and Compaq common stock may decline to the extent that the current market prices of HP common stock and Compaq common stock reflect a market assumption that the merger will be completed. In addition, HP's business and Compaq's operations may be harmed to the extent that customers, suppliers and others believe that the companies cannot effectively compete in the marketplace without the merger, or otherwise remain uncertain about the companies. HP and Compaq also will be required to pay significant costs incurred in connection with the merger, including legal, accounting and a portion of the financial advisory fees, whether or not the merger is completed. Moreover, under specified circumstances, HP may be required to pay Compaq a termination fee of $675 million, or Compaq may be required to pay HP a termination fee of $675 million, in connection with the termination of the merger agreement.

   Charges to earnings resulting from the application of the purchase method of accounting may adversely affect the market value of HP's common stock following the merger.

   In accordance with United States generally accepted accounting principles, the combined company will account for the merger using the purchase method of accounting, which will result in charges to earnings that could have a material adverse effect on the market value of the common stock of HP following completion of the merger. Under the purchase method of accounting, the combined company will allocate the total estimated purchase price to Compaq's net tangible assets, amortizable intangible assets, intangible assets with indefinite lives and in-process research and development based on their fair values as of the date of completion of the merger, and record the excess of the purchase price over those fair values as goodwill. The portion of the estimated purchase price allocated to in-process research and development will be expensed by the combined company in the quarter in which the merger is completed. The combined company will incur additional depreciation and amortization expense over the useful lives of certain of the net tangible and intangible assets acquired in connection with the merger. In addition, to the extent the value of goodwill or intangible assets with indefinite lives becomes impaired, the combined company may be required to incur material charges relating to the impairment of those assets. These depreciation, amortization, in-process research and development and potential impairment charges could have a material impact on the combined company's results of operations.

   Customer uncertainties related to the merger could adversely affect the businesses and results of operations of HP, Compaq and the combined company.

   In response to the announcement of the merger or due to ongoing uncertainty about the merger, customers of HP or Compaq may delay or defer purchasing decisions or elect to switch to other suppliers. In particular, prospective customers could be reluctant to purchase the combined company's products due to uncertainty about the direction of the combined company's product offerings and willingness to support and service existing products. To the extent that the merger creates uncertainty among those persons and organizations contemplating

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hardware, software or service purchases such that one large customer, or a significant group of smaller customers, delays, defers or changes purchases in connection with the planned merger, results of operations of HP, Compaq or the combined company would be adversely affected. Further, customer assurances may be made by HP and Compaq to address their customers' uncertainty about the direction of the combined company's product and related support offerings which may result in additional obligations of HP, Compaq or the combined company. Accordingly, quarterly results of operations of HP, Compaq or the combined company could be substantially below expectations of market analysts and a decline in the companies' respective stock prices could result.

   In order to be successful, the combined company must retain and motivate key employees, which will be more difficult in light of uncertainty regarding the merger, and failure to do so could seriously harm the combined company.

   In order to be successful, the combined company must retain and motivate executives and other key employees. The market for highly skilled employees is limited, and the loss of key employees could have a significant impact on the combined company's operations. Employee retention may be a particularly challenging issue in connection with the merger. Accordingly, the compensation committee of the HP board of directors (consisting of Philip M. Condit, Sam Ginn and Walter B. Hewlett) and the human resources committee of the Compaq board of directors (consisting of Lawrence T. Babbio, Judith L. Craven and Kenneth L. Lay), acting on the authority of the HP board of directors and the Compaq board of directors, respectively, designed and adopted retention programs to assure the continued dedication of key employees and to provide key employees with financial incentives to remain with the combined company following the completion of the merger. A number of factors, however, may counteract the benefits of these retention programs. In particular, employees of HP or Compaq may experience uncertainty about their future role with the combined company until or after strategies with regard to the combined company are announced or executed. This circumstance may adversely affect the combined company's ability to attract and retain key management, marketing and technical personnel. The combined company also must continue to motivate employees and keep them focused on the strategies and goals of the combined company, which may be particularly difficult due to the potential distractions of the merger, morale challenges posed by the separate workforce reductions being implemented by HP and Compaq and the additional workforce reductions of the combined company anticipated in connection with the merger.

   The economic downturn could adversely affect the results of operations of the combined company.

   The results of operations of the combined company will depend significantly on the overall demand for computing and imaging products and services, particularly in the product and service segments in which it will compete. Softening demand for the products and services of HP and Compaq caused by the ongoing economic downturn may result in decreased revenues, earnings levels or growth rates and issues relating to the saleability of inventory and realizability of customer receivables for the combined company in the future. The global economy has weakened and market conditions continue to be challenging. As a result, individuals and companies are delaying or reducing expenditures, including those for information technology. Delays or reductions in information technology spending could have a material adverse effect on demand for the combined company's products and services, and consequently, its results of operations, prospects and stock price.

   The competitive pressures the combined company will face could harm its operations and prospects.

   The combined company will encounter aggressive competition from numerous and varied competitors in all areas of its business, and will compete primarily on the basis of technology, performance, price, quality, reliability, distribution, customer service and support. If the combined company fails to develop new products, services and support, periodically enhance its existing products, services and support, or otherwise compete successfully, it could harm its operations and prospects. Further, the combined company may have to continue to lower the prices of many of its products, services and support to stay competitive, while at the same time trying to maintain or improve gross margins. If the combined company cannot proportionately decrease its cost structure, its gross margins and therefore the profitability of the combined company could be adversely affected.

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   If the combined company cannot continue to develop, manufacture and market innovative products and services rapidly that meet customer requirements for performance and reliability, it may lose market share and its results of operations may suffer.

   The process of developing new high technology products and services is complex and uncertain, and failure to accurately anticipate customers' changing needs and emerging technological trends and to develop or obtain appropriate intellectual property could significantly harm the combined company. The combined company must make long-term investments and commit significant resources before knowing whether its predictions will eventually result in products that the market will accept. After a product is developed, the combined company must be able to manufacture sufficient volumes quickly and at low costs. To accomplish this, it must accurately forecast volumes, mix of products and configurations that meet customer requirements, and it may not succeed.

   If the combined company does not effectively manage the transition from existing products to new products, its results of operations may suffer.

   If the combined company does not make an effective transition from existing products to new products, its results of operations may be seriously harmed. Among the factors that make a smooth transition from current products to new products difficult are delays in product development or manufacturing, variations in product costs, delays in customer purchases of existing products in anticipation of new product introductions and customer demand for the new product. The combined company's results of operations may also suffer due to the timing of product or service introductions by its suppliers and competitors. This is especially challenging when a product has a short life cycle or a competitor introduces a new product just before the combined company's own product introduction. Furthermore, sales of the combined company's new products may replace sales of some of the current products of HP and Compaq, offsetting the benefit of even a successful product introduction. There may also be overlaps in the current products of HP and Compaq product portfolios that will be reduced or eliminated in connection with the merger. If the combined company incurs delays in new product introductions, or does not accurately estimate the market effects of new product introductions, given the competitive nature of its industry, future demand for its products and its revenues may be seriously harmed.

   The combined company's operations will suffer if it cannot continue to license or enforce the intellectual property rights on which its business will depend or if third parties assert that the combined company violates their intellectual property rights.

   The combined company generally will rely upon patent, copyright, trademark and trade secret laws in the United States and similar laws in other countries, and agreements with its employees, customers, partners and other parties, to establish and maintain its intellectual property rights in technology and products used in the combined company's operations. However, any of its intellectual property rights could be challenged, invalidated or circumvented, or its intellectual property rights may not provide competitive advantages, which could significantly harm its business. Also, because of the rapid pace of technological change in the information technology industry, much of the combined company's business and many of its products will rely on key technologies developed by third parties, and the combined company may not be able to continue to obtain licenses and technologies from these third parties. Third parties also may claim that the combined company is infringing upon their intellectual property rights. Even if the combined company does not believe that its products or business are infringing upon third parties' intellectual property rights, the claims can be time-consuming and costly to defend and divert management's attention and resources away from the combined company's business. Claims of intellectual property infringement might also require the combined company to enter into costly settlement or license agreements. If the combined company cannot or does not license the infringed technology or substitute similar technology from another source, its operations could suffer. In addition, it is possible that as a consequence of the merger, some intellectual property rights of the combined company may be licensed to a third party that had not been licensed prior to the creation of the combined company or that certain restrictions are imposed on the business of the combined company that had not been imposed on the business of HP or Compaq prior to the merger. Consequently, the combined company may lose a competitive advantage with respect to these intellectual property rights or the combined company may be required to enter into costly arrangements in order to terminate or limit these agreements.

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   If the combined company fails to manage distribution of its products and services properly, or if its distributors' financial condition or operations weaken, the combined company's results of operations could suffer.

   The combined company will use a variety of different distribution methods to sell its products and services, including third-party resellers and distributors and both retail and direct sales to both enterprise accounts and consumers. Since each distribution method has distinct risks and gross margins, if the combined company fails to implement the most advantageous balance in the delivery model for its products and services, it could adversely affect the results of operations of the combined company. In addition, if the combined company increases its commitment to direct sales, it could risk alienating channel partners and adversely affecting its distribution model.

   Some of the combined company's wholesale and retail distributors may have insufficient financial resources and may not be able to withstand changes in business conditions, including changes that may result from the merger. The results of operations of the combined company could suffer if its distributors' financial condition or operations weaken or if its relationships with them deteriorate. Additionally, inventory management of the combined company will be complex as the combined company will continue to sell a significant mix of products through distributors.

   Distributors may increase orders during times of product shortages, cancel orders if their inventory is too high, or delay orders in anticipation of new products. Distributors also may adjust their orders in response to the supply of the combined company's products and the products of its competitors that are available to the distributor and seasonal fluctuations in end-user demand. If the combined company has excess inventory, it may have to reduce its prices and write down inventory, which in turn could result in lower gross margins.

   The combined company will depend on third party suppliers and its results of operations could suffer if it fails to receive timely delivery of quality components or if it fails to manage inventory levels properly.

   The manufacturing operations of the combined company will depend on the combined company's ability to anticipate its needs for components and product and its suppliers' ability to deliver quality components and products in time to meet critical manufacturing and distribution schedules. Given the wide variety of systems, products and services that the combined company will offer and the large number of its suppliers and contract manufacturers that are dispersed across the globe, problems could arise in planning production and managing inventory levels that could seriously harm the combined company. The combined company occasionally may experience a short supply of certain component parts as a result of strong demand in the industry for those parts. If shortages or delays persist, the results of operations of the combined company could suffer until other sources can be developed. In order to secure components for the production of new products, at times the combined company may make advance payments to suppliers, or it may enter into non-cancelable purchase commitments with vendors. If the prices of these component parts then decrease or the combined company fails to properly anticipate customer demand for its products or services after it has entered into binding price or purchase agreements, the combined company's results of operations could suffer. Furthermore, the combined company may not be able to secure enough components at reasonable prices to build new products in a timely manner in the quantities and configurations needed. Conversely, a temporary oversupply of these parts also could adversely affect the combined company's results of operations. In addition, failure to comply with import and export laws could result in significant financial penalty or restriction on the combined company's actions that could adversely affect its businesses.

   Due to the international nature of the combined company's business, political or economic changes could harm its future results of operations and financial condition.

   At the time of the completion of the merger, sales outside the United States will make up more than half of the combined company's revenues. The future results of operations and financial condition of the combined company could be adversely affected by a variety of international factors, including:

    .  changes in a country's or region's political or economic conditions;

    .  longer accounts receivable cycles;

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    .  trade protection measures;

    .  import or export licensing requirements;

    .  overlap of different corporate structures;

    .  unexpected changes in regulatory requirements;

    .  differing technology standards and/or customer requirements;

    . problems caused by the conversion of various European currencies to the Euro and macroeconomic dislocations that may result; and

    .  natural disasters.

   A portion of the combined company's product and component manufacturing, along with key suppliers, also will be located outside of the United States, and also could be disrupted by some of the international factors described above.

   The combined company will be exposed to foreign currency exchange rate and interest rate risks that could impact the results of operations of the combined company.

   The combined company will be exposed to foreign currency exchange rate risk that will be inherent in its sales commitments, anticipated sales, and assets and liabilities that are denominated in currencies other than the United States dollar. The combined company also will be exposed to interest rate risk inherent in its debt and investment portfolios. Failure to sufficiently hedge or otherwise manage foreign currency risks properly could adversely affect the combined company's results of operations. In addition, any downgrade in HP's credit ratings associated with the merger would result in increased borrowing costs, more restrictive covenants and the extension of less open credit, all of which could negatively affect results of operations.

   Impairment of investment and financing portfolios could harm the combined company's results of operations.

   The combined company will have an investment portfolio that will include minority equity and debt investments and financing for the purchase of its products and services. In most cases, the combined company will not attempt to reduce or eliminate its market exposure on these investments and may incur losses related to the impairment of these investments and therefore charges to earnings. A number of the combined company's investments will be in privately held companies that are still in the start-up or development stage. These investments have inherent risks because the markets for the technologies or products they have under development are typically in the early stages and may never develop. Furthermore, the values of the combined company's investments in publicly-traded companies will be subject to significant market price volatility. The combined company's investments in technology companies often will be coupled with a strategic commercial relationship. The combined company's commercial agreements with these companies may not be sufficient to allow it to obtain and integrate such products or technology into its technology or product lines or otherwise benefit from the relationship, and these companies may be subsequently acquired by third parties, including competitors of the combined company. Moreover, due to the economic downturn and difficulties that may be faced by some of the companies to which HP, Compaq or the combined company has supplied financing, the combined company's investment portfolio could be further impaired.

   Failure to complete acquisitions and alliances and successfully integrate or divest businesses or product lines could seriously harm the combined company's results of operations.

   In the normal course of business, HP and Compaq frequently engage in discussions with third parties relating to possible acquisitions, strategic alliances, joint ventures and divestitures. Completion of large, complex transactions may have a material effect on the financial position, results of operations or cash flows of the combined company taken as a whole, and any transaction may contribute to the combined company's financial results differing from the investment community's expectations in a given quarter. Acquisitions and strategic alliances may require the combined company to integrate with a different company culture, management team

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and business infrastructure and could result in material restructuring charges.
The combined company also may have to develop, manufacture and market products with its products in a way that enhances the performance of the combined business or product line and otherwise manage integration risks. Even if an acquisition or alliance is successfully integrated, the combined company may not receive the expected benefits of the transaction. Divestitures of part of the combined company's business may result in the cancellation of orders and charges to earnings. In addition, a transaction may not be completed at all, in which case the combined company will not realize the intended benefits of the transaction and may be adversely affected by negative market perception relating to the pursuit of the transaction. Managing acquisitions, alliances and divestitures require varying levels of management resources, which may divert the combined company's attention from other business operations. Currently, HP has several acquisitions that are pending completion, including the proposed merger with Compaq, or that recently have been completed and are still being integrated. The number of pending transactions and the size and scope of the proposed merger with Compaq increase both the scope and consequences of ongoing integration risks.

   Terrorist acts and acts of war may seriously harm the combined company's business and results of operations.

   Terrorist acts or acts of war (wherever located around the world) may cause damage or disruption to the combined company, its employees, facilities, partners, suppliers, distributors and resellers, and customers, which could significantly impact the combined company's results of operations. The terrorist attacks that took place in the United States on September 11, 2001 were unprecedented events that have created many economic and political uncertainties, some of which may materially harm the combined company's business and results of operations. The long-term effects of the September 11, 2001 attacks on the combined company's business and results of operations are unknown. The potential for future terrorist attacks, the national and international responses to terrorist attacks, and other acts of war or hostility have created many economic and political uncertainties, which could adversely affect the business and results of operations of HP, Compaq or the combined company in ways that cannot presently be predicted. In addition, as major multi-national companies with headquarters and significant operations located in the United States, any of HP, Compaq or the combined company may be impacted by actions against the United States. The combined company will be predominantly uninsured for losses and interruptions caused by terrorist acts and acts of war.

   Business disruptions could seriously harm future results of operations of the combined company.

   The combined company's worldwide operations could be subject to natural disasters and other business disruptions which could seriously harm its results of operations and financial position. The corporate headquarters of the combined company, a portion of its research and development activities, other critical business operations and a certain number of its suppliers will be located in California, near major earthquake faults. The ultimate impact on the combined company, its significant suppliers and its general infrastructure of being located near major earthquake faults is unknown, but results of operations could be significantly harmed in the event of a major earthquake. In addition, some areas, including California, have experienced, and may continue to experience, ongoing power shortages, which have resulted in "rolling blackouts." These blackouts could cause disruptions to the operations of the combined company and the operations of its suppliers, distributors and resellers, and customers. The combined company will be predominantly uninsured for losses and interruptions caused by earthquakes, power outages and other natural disasters.

   Unforeseen environmental costs could impact the future results of operations and financial position of the combined company.

   Some of the combined company's operations will use substances regulated under various federal, state and international laws governing the environment. The combined company could be subject to liability for remediation if it does not handle these substances in compliance with applicable laws. It will be the combined company's policy to apply strict standards for environmental protection to sites inside and outside the United States, even when not subject to local government regulations. The combined company will record a liability for environmental remediation and related costs when it considers the costs to be probable and the amount of the costs can be reasonably estimated.

   The revenues and profitability of the operations of HP and Compaq have historically varied.

   The revenues and profit margins of HP and Compaq vary among their respective products, customer groups and geographic markets. The revenue mix of the combined company will be different than the revenue mix of either HP or Compaq alone, particularly with respect to the proportion contributed by personal computers and printing and imaging devices and supplies. Overall profitability in any given period is dependent partially on the product, customer and geographic mix reflected in that period's net revenue, and therefore revenue and gross margin trends cannot be reliably predicted. Actual trends may cause the combined company to adjust its operations, which could cause period-to-period fluctuations in the combined company's results of operations.

   Failure to successfully execute planned cost reductions could adversely affect the combined company's expected results of operations.

   Historically, each of HP and Compaq has separately undertaken restructuring plans to bring operational expenses to appropriate levels for each of its businesses, while simultaneously implementing extensive new company-wide expense-control programs. In addition to the previously announced workforce reductions of the separate companies, the combined company may have additional workforce reductions. Significant risks associated with these actions that may impair the ability of the combined company to achieve anticipated cost reductions or otherwise harm its business include delays in implementation of anticipated reductions in force in highly regulated locations outside of the United States, redundancies among restructuring programs, and the failure to meet operational targets due to the loss of employees or decreases in employee morale.

   HP's stock price has historically fluctuated and may continue to fluctuate.

   HP's stock price, like that of other technology companies, can be volatile. Some of the factors that can affect its stock price are:

    . the announcement of new products, services or technological innovations by HP or its competitors;

    .  quarterly increases or decreases in HP's revenue or earnings;

    . changes in quarterly revenue or earnings estimates by the investment community; and

    . speculation in the press or investment community about HP's strategic position, financial condition, results of operations, business or significant transactions.

   General market conditions and domestic or international macroeconomic and geopolitical factors unrelated to HP's performance may also affect HP's stock price. For these reasons, investors should not rely on recent trends to predict future stock prices or financial results. In addition, following periods of volatility in a company's securities, securities class action litigation against a company is sometimes instituted. This type of litigation could result in substantial costs and the diversion of management time and resources. HP anticipates that it will continue to face similar risks associated with stock price volatility following the merger.

   The effective tax rate of the combined company is uncertain.

   The impact of the merger on the overall effective tax rate of the combined company is uncertain. Although the combined company will attempt to optimize its overall effective tax rate, it is impossible to predict the effective tax rate of the combined company accurately. The combination of the operations of HP and Compaq may result in an overall effective tax rate for the combined company that is higher than HP's currently reported tax rate, and it is possible that the combined effective tax rate of HP and Compaq as a combined company may exceed the average of the pre-merger tax rates of HP and Compaq.

   Some anti-takeover provisions contained in HP's certificate of incorporation, bylaws and shareowner rights plan, as well as provisions of Delaware law, could impair a takeover attempt.

   HP has provisions in its certificate of incorporation and bylaws, each of which could have the effect of rendering more difficult or discouraging an acquisition deemed undesirable by the HP board of directors. These include provisions:

    . authorizing blank check preferred stock, which could be issued with voting, liquidation, dividend and other rights superior to its common stock;

    . limiting the liability of, and providing indemnification to, directors and officers;

    .  limiting the ability of HP shareowners to call special meetings;

    . requiring advance notice of shareowner proposals for business to be conducted at annual meetings of HP shareowners and for nominations of candidates for election to the HP board of directors;

    . controlling the procedures for conduct of board and shareowner meetings and election and removal of directors; and

    . specifying that shareowners may take action only at a duly called annual or special meeting of shareowners.

These provisions, alone or together, could deter or delay hostile takeovers, proxy contests and changes in control or management of HP.

   In addition, HP has adopted a shareowner rights plan. The rights are not intended to prevent a takeover of HP. However, the rights may have the effect of rendering more difficult or discouraging an acquisition of HP deemed undesirable by the HP board of directors. The rights will cause substantial dilution to a person or group that attempts to acquire HP on terms or in a manner not approved by the HP board of directors, except pursuant to an offer conditioned upon redemption of the rights.

   As a Delaware corporation, HP is also subject to provisions of Delaware law, including Section 203 of the Delaware General Corporation law, which prevents some shareowners from engaging in certain business combinations without approval of the holders of substantially all of HP's outstanding common stock.

   Any provision of HP's certificate of incorporation or bylaws, HP's shareowner rights plan or Delaware law that has the effect of delaying or deterring a change in control could limit the opportunity for HP shareowners (including former Compaq shareowners who become HP shareowners upon completion of the merger) to receive a premium for their shares of HP common stock, and could also affect the price that some investors are willing to pay for HP common stock.